COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of September 30, 2006
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Atlanta	2,693	$169,616	7.7%	95.8%	$746.81
Dallas	4,184	$243,305	10.9%	94.5%	$753.68
Houston	1,912	$105,764	4.8%	95.8%	$779.33
Orlando	288	$13,161	0.6%	98.6%	$767.49
Tampa	1,120	$66,372	3.0%	95.0%	$857.87
South Florida	480	$52,070	2.4%	99.2%	$1,193.10
Large Tier Markets	10,677	$650,288	29.4%	95.4%	$787.60

Austin	1,776	$101,606	4.6%	96.5%	$720.50
Greenville	1,492	$62,777	2.8%	97.9%	$572.36
Jacksonville	3,347	$177,418	8.0%	96.0%	$804.70
Memphis	4,405	$214,523	9.7%	94.9%	$672.03
Nashville	1,855	$119,937	5.4%	97.3%	$745.53
Raleigh/Durham	828	$68,171	3.1%	96.7%	$717.98
All other middle	1,838	$82,180	3.7%	95.3%	$667.16
Middle Tier Markets	15,541	$826,612	37.3%	96.0%	$707.22

Augusta/Aiken	912	$38,878	1.8%	95.8%	$653.08
Chattanooga	943	$37,159	1.7%	98.1%	$595.02
Columbus	1,293	$63,217	2.9%	95.1%	$717.58
Jackson, MS	1,577	$69,312	3.1%	94.4%	$653.39
Lexington	924	$59,100	2.7%	94.6%	$708.10
Little Rock	808	$39,502	1.8%	94.3%	$656.41
Macon/Warner Robins	904	$50,208	2.3%	95.8%	$697.31
All other small	5,928	$312,842	14.2%	96.2%	$728.04
Small Tier Markets	13,289	$670,218	30.5%	95.7%	$695.75

Properties Not in Lease-up	39,507	$2,147,118	97.2%	95.8%	$725.08

Properties in Lease-up (1)	480	$62,377	2.8%	N/A	N/A

Total Portfolio
(including JV properties)	39,987	$2,209,495	100.0%	95.8%	$725.08

(1) Represents Talus Ranch at Sonoran Foothills acquired on September 29, 2006.

NUMBER OF APARTMENT UNITS

	2006			2005
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30

100% Owned Properties	39,465	38,657	38,267	37,705	37,705
Properties in Joint Ventures	522	522	522	522	522
Total Portfolio	39,987	39,179	38,789	38,227	38,227

SAME STORE (EXCLUDES SIX FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of September 30, 2006 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		September 30, 2006			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate

Atlanta	2,693	$6,098	$2,450	$3,648	95.8%	89.9%	$746.81	58.3%
Dallas	2,794	$5,353	$2,734	$2,619	94.8%	84.6%	$682.20	53.2%
Houston	1,584	$3,456	$1,643	$1,813	96.4%	84.8%	$779.00	68.7%
Orlando	288	$699	$241	$458	98.6%	98.4%	$767.49	47.6%
Tampa	890	$2,424	$983	$1,441	94.0%	94.5%	$869.52	55.1%
South Florida	480	$1,808	$661	$1,147	99.2%	96.9%	$1,193.10	40.2%
Large Tier Markets	8,729	$19,838	$8,712	$11,126	95.7%	88.8%	$769.70	56.9%

Austin	1,464	$3,006	$1,566	$1,440	96.7%	86.8%	$708.56	55.2%
Greenville	1,492	$2,654	$1,137	$1,517	97.9%	93.0%	$572.36	60.7%
Jacksonville	3,011	$7,652	$2,790	$4,862	96.3%	95.6%	$806.68	67.4%
Memphis	4,034	$7,459	$3,721	$3,738	94.9%	83.7%	$673.99	58.6%
Nashville	1,569	$3,646	$1,511	$2,135	97.0%	92.6%	$748.60	62.3%
Raleigh/Durham	194	$389	$174	$215	96.9%	94.3%	$644.24	52.6%
All other middle	1,542	$2,814	$1,256	$1,558	95.7%	88.1%	$630.31	59.2%
Middle Tier Markets	13,306	$27,620	$12,155	$15,465	96.1%	89.7%	$699.73	60.9%

Augusta/Aiken	912	$1,762	$738	$1,024	95.8%	89.1%	$653.08	76.6%
Chattanooga	943	$1,753	$765	$988	98.1%	95.3%	$595.02	53.9%
Columbus	1,293	$2,862	$1,184	$1,678	95.1%	91.9%	$717.58	86.9%
Jackson, MS	1,577	$3,048	$1,232	$1,816	94.4%	90.1%	$653.39	65.9%
Lexington	924	$1,863	$760	$1,103	94.6%	87.1%	$708.10	63.3%
Little Rock	808	$1,626	$634	$992	94.3%	93.4%	$656.41	62.9%
Macon/Warner Robins	904	$1,916	$755	$1,161	95.8%	92.1%	$697.31	60.4%
All other small	5,720	$12,515	$4,917	$7,598	96.3%	91.7%	$722.08	62.3%
Small Tier Markets	13,081	$27,345	$10,985	$16,360	95.8%	91.5%	$692.63	65.8%

Operating Same Store	35,116	$74,803	$31,852	$42,951	95.9%	90.1%	$714.48	61.7%

Revenue Straight-line Adjustment (2)		$30		$30
Total Same Store		$74,833		$42,981

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2006 (PRIOR QUARTER ) AND SEPTEMBER 30, 2005 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Atlanta	1.4%	11.5%	4.9%	-4.7%	-0.8%	26.0%	1.3%	-0.4%	1.0%	2.3%
Dallas	0.8%	13.5%	11.7%	0.7%	-8.5%	30.8%	0.8%	0.0%	0.4%	1.1%
Houston	2.5%	11.8%	3.3%	-1.0%	1.7%	26.7%	0.1%	0.4%	0.8%	2.0%
Orlando	3.1%	12.7%	-4.0%	13.1%	7.3%	12.5%	0.0%	-1.1%	4.0%	13.3%
Tampa	1.3%	8.0%	5.8%	8.1%	-1.6%	7.9%	-3.4%	-2.4%	1.8%	6.5%
South Florida	4.3%	14.1%	2.8%	-3.6%	5.1%	27.6%	1.3%	0.2%	3.4%	11.2%
Large Tier Markets	1.7%	11.9%	6.3%	-0.5%	-1.6%	24.0%	0.4%	-0.3%	1.2%	3.4%

Austin	2.7%	11.0%	10.1%	2.8%	-4.4%	21.4%	3.1%	3.2%	0.3%	1.9%
Greenville	2.8%	10.1%	1.3%	1.3%	4.0%	17.8%	0.8%	0.6%	1.0%	4.6%
Jacksonville	3.4%	7.5%	9.6%	8.8%	0.2%	6.7%	-0.6%	-1.3%	1.4%	4.3%
Memphis	-1.0%	3.6%	7.8%	9.7%	-8.4%	-1.9%	1.5%	1.2%	1.1%	3.3%
Nashville	5.8%	4.4%	6.2%	3.7%	5.5%	4.9%	0.8%	-1.3%	1.5%	3.6%
Raleigh/Durham	5.1%	11.8%	4.2%	5.5%	5.9%	17.5%	-1.0%	-0.5%	-0.2%	5.3%
All other middle	2.2%	11.4%	5.7%	4.7%	-0.4%	17.4%	1.1%	1.7%	0.9%	2.8%
Middle Tier Markets	2.3%	7.0%	7.4%	6.4%	-1.4%	7.5%	0.9%	0.5%	1.1%	3.5%

Augusta/Aiken	1.6%	5.6%	5.6%	7.4%	-1.2%	4.4%	0.3%	-1.9%	0.7%	4.4%
Chattanooga	2.9%	10.7%	5.8%	4.1%	0.7%	16.5%	0.5%	-0.1%	1.3%	3.6%
Columbus	1.0%	7.8%	11.4%	10.8%	-5.2%	5.7%	2.8%	-0.9%	1.4%	3.5%
Jackson, MS	-3.3%	2.5%	5.7%	6.2%	-8.6%	0.1%	-0.3%	-4.0%	0.7%	3.1%
Lexington	2.2%	5.2%	12.3%	13.4%	-3.8%	0.2%	0.3%	1.5%	0.3%	1.3%
Little Rock	4.5%	2.8%	5.8%	12.8%	3.7%	-2.6%	-2.4%	-3.0%	0.4%	3.2%
Macon/Warner Robins	3.5%	2.1%	4.4%	3.3%	2.9%	1.3%	0.0%	-0.9%	0.8%	2.3%
All other small	2.3%	5.8%	5.4%	4.7%	0.3%	6.5%	2.0%	-0.4%	1.7%	5.0%
Small Tier Markets	1.7%	5.4%	6.5%	6.5%	-1.3%	4.7%	1.1%	-1.0%	1.2%	3.9%

Operating Same Store	1.9%	7.7%	6.8%	4.5%	-1.4%	10.2%	0.9%	-0.2%	1.2%	3.6%

Including revenue straight-line adjustment:
Total Same Store	2.6%	7.0%			-0.3%	8.9%

SAME STORE (EXCLUDES SIX FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended September 30,		Percent
	2006	2005	Change
Revenues
Operating	$74,803	$69,472	7.7%
Straight-line adjustment (1)	30	468
Total Same Store	$74,833	$69,940	7.0%

Expense	$31,852	$30,488	4.5%

NOI
Operating	$42,951	$38,984	10.2%
Straight-line adjustment (1)	30	468
Total Same Store	$42,981	$39,452	8.9%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SIX EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the six full renovation communities (1,727 units).

	Three Months Ended September 30,		Percent
	2006	2005	Change
Revenues
Operating	$78,870	$73,336	7.5%
Straight-line adjustment (2)	56	478
Total Same Store	$78,926	$73,814	6.9%

Expense	$33,390	$31,993	4.4%

NOI
Operating	$45,481	$41,343	10.0%
Straight-line adjustment (2)	56	478
Total Same Store	$45,537	$41,821	8.9%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$23,988	$120	$6,057
St. Augustine Phase II, Jacksonville, FL	124	12,161	98	227
Copper Ridge Phase I, Dallas, TX	216	19,302	89	1,187
Total development	540	$55,451	$103	$7,471

Forecast
	Construction		Initial		Actual Units
TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	-	-
St. Augustine Phase II, Jacksonville, FL	1Q 2007	1Q 2008	4Q 2007	3Q 2008	-	-
Copper Ridge Phase I, Dallas, TX	2Q 2007	3Q 2008	1Q 2008	1Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	September 30, 2006	4 Quarters
Net income	$5,630	$20,258
Depreciation	19,613	77,160
Interest expense	15,505	62,157
Loss on debt extinguishment	-	878
Amortization of deferred financing costs	519	2,108
Net loss (gain) on insurance and other settlement proceeds	54	(55)
Gain on sale of non-depreciable assets	(32)	(32)
EBITDA	$41,289	$162,474

	Three Months Ended September 30,
	2006	2005
EBITDA/Debt Service	2.59x	2.35x
Fixed Charge Coverage (3)	2.17x	2.00x
Total Debt as % of Gross Real Estate Assets	55%	58%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF SEPTEMBER 30, 2006
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$876,294	4.8	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,640	5.3	4.3%
Conventional - Variable Rate	199,402	5.9	6.0%
Tax-free - Variable Rate	10,855	13.7	4.5%
Conventional - Variable Rate - Capped (2)	17,936	3.1	5.9%
Tax-free - Variable Rate - Capped (2)	24,090	3.2	4.4%
Total Debt Outstanding	$1,202,217	5.2	5.6%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

	Balance	Rate

2006	$20,000	5.8%
2007	92,800	5.9%
2008	187,286	6.1%
2009	100,230	6.5%
2010	98,365	5.5%
2011	133,000	5.3%
2012	125,000	5.2%
2013	100,000	5.2%
Thereafter	93,253	6.6%
Total	$949,934	5.8%

OTHER DATA

	Three Months Ended September30,		Nine Months Ended September 30,
	2006	2005	2006	2005
PER SHARE DATA
Dividend paid per common share	$0.595	$0.585	$1.785	$1.755

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.5950	10/31/2006	10/20/2006
Preferred Series F - monthly	$0.1927	11/15/2006	11/1/2006
Preferred Series H - quarterly	$0.51875	9/23/2006	9/13/2006